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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2008

                              ONCOLOGIX TECH, INC.
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           (Name of Small Business Issuer as Specified in Its Charter)

                                    0-15482
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                            (Commission File Number)

              Nevada                                             86-1006416
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(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                  P.O. Box 8832
                           Grand Rapids, MI 49518-8832
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                    (Address of principal executive offices)

                                 (616) 977-9933
                            -------------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02     Departure of Directors or Principal Officers;
              Appointment of Principal Officers.

     On February 18, 2008, Mess'rs Andrew M. Green and Adam G. Lowe, both members of our Board of Directors and respectively, President and Chief Executive Officer and Vice President and Chief Operating Officer, resigned all of those offices.

     Ms Judy Lindstrom, a director and previously chairman of our Board of Directors, has been elected as President and Chief Executive Officer of the Registrant.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 22, 2008                    ONCOLOGIX TECH INC.


                                            By:  /s/  Judy Lindstrom
                                               --------------------------------
                                                      Judy Lindstrom, President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz,
                                                      Chief Financial Officer